UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2019 (October 25, 2019)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07      Submission of Matters to a Vote of Security Holders.
Voting Results For 2019 Annual Meeting of Shareholders

The 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”) of L3Harris Technologies, Inc. (“L3Harris” or the “Company”) was held on October 25, 2019. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 10, 2019 (the “2019 Proxy Statement”). Of the 222,574,887 shares of the Company’s common stock issued, outstanding and entitled to be voted at the 2019 Annual Meeting as of the record date of August 30, 2019, a total of 205,308,255 shares (for a quorum of approximately 92%) was represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the 2019 Annual Meeting.
(1) Proposal 1 – Election of Directors: Voting to elect twelve nominees to the Company’s Board of Directors (the “Board”) for a term of approximately six months expiring at the 2020 Annual Meeting of Shareholders to be held April 24, 2020, or until their successors are elected and qualified:

	Number of Shares
Nominee	For	Against	Abstain	Broker Non-Votes
Sallie B. Bailey	184,805,977	1,945,443	1,211,778	17,345,057
William M. Brown	180,980,632	5,899,250	1,083,316	17,345,057
Peter W. Chiarelli	184,660,688	2,006,267	1,296,243	17,345,057
Thomas A. Corcoran	184,734,555	2,054,636	1,174,007	17,345,057
Thomas A. Dattilo	179,128,948	7,511,620	1,322,630	17,345,057
Roger B. Fradin	146,808,217	39,816,232	1,338,749	17,345,057
Lewis Hay III	177,796,839	8,817,338	1,349,021	17,345,057
Lewis Kramer	184,936,668	1,707,290	1,319,240	17,345,057
Christopher E. Kubasik	184,500,974	2,544,112	918,112	17,345,057
Rita S. Lane	185,062,256	1,725,122	1,175,820	17,345,057
Robert B. Millard	184,582,056	2,155,568	1,225,574	17,345,057
Lloyd W. Newton	184,181,697	2,486,782	1,294,719	17,345,057

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

(2) Proposal 2 – Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers: Voting, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in the Company’s 2019 Proxy Statement:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Proposal 2	174,763,327	11,517,113	1,682,758	17,34,057

The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis, by the Company’s shareholders, consistent with the recommendation from the Board.

(3) Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm: Voting to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal transition period ending January 3, 2020:

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	Number of Shares
	For	Against	Abstain
Proposal 3	197,524,314	6,431,965	1,351,976

Proposal 3 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: October 30, 2019		Title:	Senior Vice President, General Counsel and Secretary

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